Variable Portfolio-PIMCO Mortgage-Backed Securities Fund

Supplement dated February 8, 2013

to the Prospectus and Statement of Additional Information (SAI) dated May 1, 2012

For the Prospectus

The Portfolio Manager named under the section “Fund Management” in the Summary of the Fund section is superseded and replaced as follows:

Subadviser: Pacific Investment Management Company LLC

Portfolio Manager	Title	Managed Fund Since
Michael Cudzil	Portfolio Manager	February 2013
Daniel Hyman	Portfolio Manager	February 2013

The Portfolio Manager responsible for the Fund’s day-to-day management, as described under the section “Portfolio Management” in the More Information About the Fund section, is superseded and replaced as follows:

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Michael Cudzil, Portfolio Manager and Mortgage Specialist

•	Executive Vice President at PIMCO.
•	Co-managed the Fund since February 2013.
•	Joined PIMCO in 2012.
•	Prior to joining PIMCO, Mr. Cudzil worked as a managing director and head of pass-through trading at Nomura.
•	Mr. Cudzil holds a bachelor’s degree in political science from the University of Pennsylvania.

Daniel Hyman, Portfolio Manager

•	Executive Vice President at PIMCO.
•	Co-managed the Fund since February 2013.
•	Joined PIMCO in 2008.
•	Prior to joining PIMCO, Mr. Hyman was a vice president at Credit Suisse where he traded Agency pass-throughs.
•	Mr. Hyman holds an undergraduate degree from Lehigh University.

The rest of the section remains unchanged.

For the SAI

Table 10. The Fund’s Portfolio Managers are revised as follows (the table lead-in information is restated for your convenience):

Portfolio Managers. For all funds the following table provides information about the funds’ portfolio managers as of Dec. 31, 2011, unless otherwise noted. All shares of the Variable Portfolio funds are owned by life insurance companies and Qualified Plans and are not available for purchase by individuals. Consequently, no portfolio manager owns any shares of Variable Portfolio funds.

Table 10. Portfolio Managers

PIMCO Mortgage- Backed Securities Fund	Portfolio Manager	Other Accounts Managed		Performance Based Accounts(b)	Potential Conflicts of Interest	Structure of Compensation
		Number and type of account(a)	Approximate Total Net Assets (excluding the fund)
PIMCO
	Michael Cudzil(c)	0 RICs 0 PIVs 0 other accounts	$0.00 $0.00 $0.00	0 other accounts ($0.00)	(17)	(Q)
	Daniel Hyman(c)	1 RICs 1 PIVs 7 other accounts	$141.61 $245.02 $2,090.88	0 other accounts ($0.00)

(a)	RIC refers to a Registered Investment Company (each series or portfolio of a RIC is treated as a separate RIC); PIV refers to a Pooled Investment Vehicle.
(b)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	The portfolio managers began managing the fund after its fiscal year end; reporting information is provided as of Dec. 31, 2012.

The rest of the section remains unchanged.

Shareholders should retain this Supplement for future reference.

S-6546-28 A (2/13)